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                              Janus Overseas Fund
                       Supplement dated December 21, 2000
                    to Prospectus dated January 31, 2000, as
                  supplemented March 16, 2000 and May 10, 2000

THIS INFORMATION SUPPLEMENTS THE FUND'S PROSPECTUS. THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENT(S) AND THE PROSPECTUS TOGETHER CONSTITUTE A CURRENT PROSPECTUS. TO REQUEST ANOTHER COPY OF THE PROSPECTUS, PLEASE CALL 1-800-525-3713.

The following information supplements the information under "Management of the Fund -- Portfolio Managers":

Effective December 31, 2000, Laurence J. Chang will no longer be an Executive Vice President or a Co-Manager of the Fund, and Brent A. Lynn will become an Executive Vice President and a Co-Manager of the Fund. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Masters degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn has earned the right to use the Chartered Financial Analyst designation. Mr. Chang will continue his role as an Executive Vice President and a Co-Manager of Janus Worldwide Fund.

                                                                OVSUPP-12/21/00